                                                                   EXHIBIT 10.24



                     FOURTH AMENDMENT AND OVERRIDE AGREEMENT

         FOURTH AMENDMENT AND OVERRIDE AGREEMENT, dated as of September 6, 2000 (this "Override Agreement"), to the Credit Agreement, dated as of August 11, 1999 (as amended, supplemented or otherwise modified prior to the date hereof, the "Existing Credit Agreement"; as modified hereby and as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among CELADON GROUP, INC., a Delaware corporation ("Group") and CELADON TRUCKING SERVICES, INC., a New Jersey corporation ("Trucking"; together with Group, each a "Borrower", collectively, the "Borrowers") the banks and other financial institutions parties thereto (the "Lenders"), and ING (U.S.) CAPITAL LLC, as administrative agent (the "Administrative Agent") and arranger for the Lenders.

                                    RECITALS

         The Borrowers have requested that the Administrative Agent and the Lenders agree to amend and override certain provisions of the Credit Agreement as set forth in this Override Agreement. The Administrative Agent and the Lenders parties hereto are willing to agree to such amendments and overrides, but only on the terms and subject to the conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrowers, the Administrative Agent and the Lenders hereby agree as follows:

         1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.

         2. Overriding Provisions. The override provisions of this
Section 2 shall remain effective for the period (the "Override Period") from the Override Agreement Effective Date (as defined below) to but not including October 31, 2000 (the "Override Termination Date"). From and after the Override Termination Date, the override provisions of this Section 2 shall automatically terminate and the terms of the Existing Credit Agreement shall control; provided, however, that during the Override Period, the following provisions shall control, notwithstanding any provision to the contrary contained in the Existing Credit Agreement:

         (a) The first paragraph of the Recitals to the Existing Credit Agreement is hereby amended by deleting the number "$35,000,000" from subclause
(b) thereof, and by substituting the number "$37,000,000" in lieu thereof; and

         (b) Schedule 1.1 to the Existing Credit Agreement is hereby amended by deleting such Schedule in its entirety and substituting in lieu thereof a new
Schedule 1.1 attached to this Overriding Agreement.

         3. Condition Precedent. This Override Agreement shall become effective on the date (the "Override Agreement Effective Date") on which the following conditions precedent shall have been satisfied:


         3.1 Delivered Documents. The Administrative Agent shall have received the following documents, each of which shall be satisfactory to the Administrative Agent in form and substance:

              (a) this Override Agreement, executed and delivered by duly authorized officers of the Borrowers and acknowledged by each of the Guarantors;

              (b) a Note Endorsement in respect of each Lender, executed and delivered by duly authorized officers of the Borrowers; and

              (c) the Administrative Agent shall have received any other documents relating hereto that shall be reasonably requested by the Administrative Agent.

         3.2 No Default. On the Override Agreement Effective Date, (i) the Borrower shall be in compliance with all the terms and provisions set forth in the Loan Documents on its part to be observed or performed, (ii) the representations and warranties made and restated by the Borrower pursuant to Section 4 of this Override Agreement shall be true and complete on and as of such date with the same force and effect as if made on and as of such date, and (iii) no Default or Event of Default shall have occurred and be continuing on such date.

         4. Representations and Warranties. To induce the Administrative Agent and the Lenders to enter into this Override Agreement, the Borrowers hereby represent and warrant to the Administrative Agent and the Lenders that, after giving effect to the amendments and overrides provided for herein, the representations and warranties contained in the Credit Agreement, as updated by the schedules attached hereto, and the other Loan Documents will be true and correct in all material respects as if made on and as of the date hereof and that no Default or Event of Default will have occurred and be continuing.

         5. Completion of the TruckersB2B.com Initial Public Offering. If the initial public offering (the "IPO") of TruckersB2B.com is completed prior to the Override Termination Date, the Borrowers hereby agree to repay, on the date of completion of the IPO, the principal amount of any Revolving Credit Loans in excess of $35,000,000.

         6. Limited Effect. Except as expressly amended or modified to hereby, the Credit Agreement, the Notes and the other Loan Documents shall remain in full force and effect in accordance with their respective terms, without any amendment, waiver or modification of any provision thereof.

         7. Counterparts. This Override Agreement may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         8. Expenses. The Borrowers agree to pay and reimburse the Administrative Agent for all of the reasonable and documented out-of-pocket costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Override Agreement, including, without limitation, the fees and disbursements of Cadwalader, Wickersham & Taft, counsel to the Administrative Agent.

         9. Applicable Law. This Override Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the state of New York.

                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have caused this Override Agreement to be duly executed and delivered as of the day and year first above written.


                                            CELADON GROUP, INC.


                                            By: /s/ Michael Dunlap
                                                --------------------------------
                                                Name: Michael Dunlap
                                                Title: Vice President




                                            CELADON TRUCKING SERVICES, INC.


                                            By: /s/ Michael Dunlap
                                                --------------------------------
                                                Name: Michael Dunlap
                                                Title: Vice President




                                            ING (U.S.) CAPITAL LLC,
                                            as Administrative Agent and as a
                                            Lender


                                            By: /s/ William B. Redmond
                                                --------------------------------
                                                Name: William B. Redmond
                                                Title: Vice President

                                            The undersigned Lenders hereby
                                               consent and agree to the
                                               foregoing Override Agreement:



                                            KEYBANK NATIONAL ASSOCIATION,
                                            as a Lender


                                            By: /s/ Kevin Hipskind
                                                --------------------------------
                                                Name: Kevin Hipskind
                                                Title: Vice President




                                            NATIONAL BANK OF CANADA,
                                            as a Lender


                                            By: /s/ James J. Fricke
                                                --------------------------------
                                                Name: James J. Fricke
                                                Title: Vice President




                                            UNION PLANTERS BANK, N.A.,
                                            as a Lender


                                            By: /s/ David W. O'Neal
                                                --------------------------------
                                                Name: David W. O'Neal
                                                Title: Vice President




                                            THE NORTHERN TRUST COMPANY,
                                            as a Lender


                                            By: /s/ Candelario Martinez
                                                --------------------------------
                                                Name: Candelario Martinez
                                                Title: Vice President




                                            FIFTH THIRD BANK, INDIANA,
                                            as a Lender


                                            By: /s/ Thomas C. Witt
                                                --------------------------------
                                                Name: Thomas C. Witt
                                                Title: Vice President

        The undersigned guarantors hereby consent and agree to the foregoing Override Agreement:




                                            CELADON TRUCKING SERVICES OF
                                            INDIANA, INC.


                                            By: /s/ Michael Dunlap
                                                --------------------------------
                                                Name: Michael Dunlap
                                                Title: Vice President




                                            CELADON TRANSPORTATION, LLP


                                            By: /s/ Michael Dunlap
                                                --------------------------------
                                                Name: Michael Dunlap
                                                Title: Vice President




                                            CHEETAH BROKERAGE CO.


                                            By: /s/ Michael Dunlap
                                                --------------------------------
                                                Name: Michael Dunlap
                                                Title: Vice President




                                            CHEETAH TRANSPORTATION CO.


                                            By: /s/ Michael Dunlap
                                                --------------------------------
                                                Name: Michael Dunlap
                                                Title: Vice President




                                            INTERNATIONAL FREIGHT HOLDING CORP.


                                            By: /s/ Michael Dunlap
                                                --------------------------------
                                                Name: Michael Dunlap
                                                Title: Vice President




                                            JML FREIGHT FORWARDING, INC.


                                            By: /s/ Michael Dunlap
                                                --------------------------------
                                                Name: Michael Dunlap
                                                Title: Vice President

                                            RIL GROUP, LTD.


                                            By: /s/ Michael Dunlap
                                                --------------------------------
                                                Name: Michael Dunlap
                                                Title: Vice President




                                            RIL INC.


                                            By: /s/ Michael Dunlap
                                                --------------------------------
                                                Name: Michael Dunlap
                                                Title: Vice President




                                            WELLINGMUFT HOLDING CO.


                                            By: /s/ Michael Dunlap
                                                --------------------------------
                                                Name: Michael Dunlap
                                                Title: Vice President




                                            CELADON LOGISTICS, INC.


                                            By: /s/ Michael Dunlap
                                                --------------------------------
                                                Name: Michael Dunlap
                                                Title: Vice President




                                            RANDY EXPRESS, LTD.


                                            By: /s/ Michael Dunlap
                                                --------------------------------
                                                Name: Michael Dunlap
                                                Title: Vice President





                                            RIL ACQUISITION CORP.


                                            By: /s/ Michael Dunlap
                                                --------------------------------
                                                Name: Michael Dunlap
                                                Title: Vice President

                                            CELADON JACKY MAEDER CO.


                                            By: /s/ Michael Dunlap
                                                --------------------------------
                                                Name: Michael Dunlap
                                                Title: Vice President




                                            ZIPP EXPRESS, INC.


                                            By: /s/ Michael Dunlap
                                                --------------------------------
                                                Name: Michael Dunlap
                                                Title: Vice President




                                            CELADON E-COMMERCE, INC.


                                            By: /s/ Michael Dunlap
                                                --------------------------------
                                                Name: Michael Dunlap
                                                Title: Vice President




                                            TRUCKERSB2B.COM, INC.


                                            By: /s/ Michael Dunlap
                                                --------------------------------
                                                Name: Michael Dunlap
                                                Title: Vice President

                                                                    SCHEDULE 1.1

LENDERS, COMMITMENTS AND APPLICABLE LENDING OFFICES


--------------------------------------------------------------------------------
      Lender and Lending Offices             Term Loan          Revolving Credit
                                            Commitment            Commitment
--------------------------------------------------------------------------------
 ING (U.S.) CAPITAL LLC                    $4,606,770.83         $7,639,509.00

 Applicable Lending Offices:

      Base Rate Loans and Eurodollar
      Loans:
      55 East 52nd Street
      New York, New York 10055
      Attention:  Lisa H. Cummings
      Telephone:  212-409-1676
      Facsimile:  212-486-6341

--------------------------------------------------------------------------------

 KEY BANK NATIONAL ASSOCIATION             $9,666,666.67        $10,571,428.50

 Applicable Lending Offices:

      Base Rate Loans and Eurodollar
      Loans:
      10 West Market Street
      Suite 900
      Indianapolis, Indiana 46204
      Attention:  Kim Parks
      Telephone:  317-464-8086
      Facsimile:  317-464-8277

--------------------------------------------------------------------------------

 NATIONAL BANK OF CANADA                   $4,531,250.00         $5,781,250.00

 Applicable Lending Offices:
      Base Rate and Loans and Eurodollar
      Loans
      312 Walnut Street, Suite 1900
      Cincinnati, OH  45202
      Attention:  Lori Hart
      Telephone:  513-621-1942
      Facsimile:  513-621-0276


--------------------------------------------------------------------------------

 UNION PLANTERS BANK, N.A.                $4,531,250.00          $5,781,250.00

 Applicable Lending Offices:
      Base Rate and Loans and Eurodollar
      Loans:
      One Indiana Square, Suite 227
      Indianapolis, IN  46204
      Attention:  Vicki Payne
      Telephone:  317-221-6077
      Facsimile:  317-221-6120

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      Lender and Lending Offices             Term Loan          Revolving Credit
                                            Commitment            Commitment
--------------------------------------------------------------------------------
 THE NORTHERN TRUST COMPANY                $3,398,437.50         $4,335,937.50

 Applicable Lending Offices:

      Base Rate Loans and Eurodollar
      Loans:
      50 South LaSalle Street
      Chicago, IL 60675
      Attention: Brent Wilk
      Telephone: 312-557-1725
      Facsimile: 312-630-1566

--------------------------------------------------------------------------------

 FIFTH THIRD BANK, INDIANA

 Applicable Lending Offices:               $2,265,625.00         $2,890,625.00

      Base Rate Loans and Eurodollar
      Loans:
      251 N. Illinois Street, Suite 1000
      Indianapolis, IN  46204
      Attention:  Jennifer Matthews
      Telephone:  317-383-2304
      Facsimile:  317-383-2427

--------------------------------------------------------------------------------

 TOTAL:                                   $29,000,000.00        $37,000,000.00
                                         ================      ================
--------------------------------------------------------------------------------

                                NOTE ENDORSEMENT


                                                              New York, New York
                                                               September 6, 2000


     The Revolving Credit Note dated August 11, 1999, to which this Note Endorsement is attached (the "Note"), in the principal amount of $7,226,562.50 payable by CELADON GROUP, INC., a Delaware corporation, and CELADON TRUCKING SERVICES, INC., a New Jersey corporation (each a "Borrower," collectively the "Borrowers"), in favor of ING (U.S.) CAPITAL LLC (the "Lender"), is hereby amended as follows:

     1. The amount "$7,226,562.50" in the upper left corner of the Note is hereby deleted and replaced with the amount "$7,639,509.00" in lieu thereof.

     2. The phrase "SEVEN MILLION TWO HUNDRED TWENTY SIX THOUSAND FIVE HUNDRED SIXTY TWO AND 50/100 DOLLARS ($7,226,562.50)" in the first paragraph of the Note is hereby deleted and replaced with "SEVEN MILLION SIX HUNDRED THIRTY NINE THOUSAND FIVE HUNDRED NINE AND 00/100 DOLLARS ($7,596,355.50)" in lieu thereof.

     3. Effective on the Override Termination Date, as defined in Section 2 of the Fourth Amendment and Override Agreement, dated as of September 6, 2000, the amendments described in Sections 1 and 2 hereof shall automatically be terminated and the Note shall automatically be amended back to the terms applicable thereto immediately prior to giving effect to this Note Endorsement.

     Except as expressly amended hereby, the Note remains in full force and effect, and nothing in this Endorsement shall be deemed to relieve the Borrowers from liability under the Note. The Borrowers authorize the Lender to insert the following legend on the face of the Note: "This Note has been amended pursuant to the Note Endorsement hereto dated September 6, 2000." The Lender agrees to attach this Note Endorsement to the Note.


                               [SIGNATURES FOLLOW]

                                            CELADON GROUP, INC.


                                            By: /s/Michael Dunlap
                                                -----------------
                                                Name:  Michael Dunlap
                                                Title: Vice President


                                            CELADON TRUCKING SERVICES, INC.


                                            By: /s/Michael Dunlap
                                                -----------------
                                                Name:  Michael Dunlap
                                                Title: Vice President


Acknowledged and Accepted:

ING (U.S.) CAPITAL LLC

By:   /s/William B. Redmond
      Name:  William B. Redmond
      Title: Vice President

                                NOTE ENDORSEMENT


                                                              New York, New York
                                                               September 6, 2000


     The Revolving Credit Note dated August 11, 1999, to which this Note Endorsement is attached (the "Note"), in the principal amount of $10,000,000.00 payable by CELADON GROUP, INC., a Delaware corporation, and CELADON TRUCKING SERVICES, INC., a New Jersey corporation (each a "Borrower," collectively the "Borrowers"), in favor of KEYBANK NATIONAL ASSOCIATION (the "Lender"), is hereby amended as follows:

     1. The amount "$10,000,000.00" in the upper left corner of the Note is hereby deleted and replaced with the amount "$10,571,428.50" in lieu thereof.

     2. The phrase "TEN MILLION DOLLARS ($10,000,000.00)" in the first paragraph of the Note is hereby deleted and replaced with "TEN MILLION FIVE HUNDRED SEVENTY ONE THOUSAND FOUR HUNDRED TWENTY EIGHT AND 50/100 DOLLARS
($10,571,428.50)" in lieu thereof.

     3. Effective on the Override Termination Date, as defined in Section 2 of the Fourth Amendment and Override Agreement, dated as of September 6, 2000, the amendments described in Sections 1 and 2 hereof shall automatically be terminated and the Note shall automatically be amended back to the terms applicable thereto immediately prior to giving effect to this Note Endorsement.

     Except as expressly amended hereby, the Note remains in full force and effect, and nothing in this Endorsement shall be deemed to relieve the Borrowers from liability under the Note. The Borrowers authorize the Lender to insert the following legend on the face of the Note: "This Note has been amended pursuant to the Note Endorsement hereto dated September 6, 2000." The Lender agrees to attach this Note Endorsement to the Note.


                               [SIGNATURES FOLLOW]

                                            CELADON GROUP, INC.


                                            By: /s/Michael Dunlap
                                                -----------------
                                                Name:  Michael Dunlap
                                                Title: Vice President


                                            CELADON TRUCKING SERVICES, INC.


                                            By: /s/Michael Dunlap
                                                -----------------
                                                Name:  Michael Dunlap
                                                Title: Vice President


Acknowledged and Accepted:

KEYBANK NATIONAL ASSOCIATION

By:   /s/Kevin Hipskind
      -----------------
      Name:  Kevin Hipskind
      Title: Vice President

                                NOTE ENDORSEMENT


                                                              New York, New York
                                                               September 6, 2000


     The Revolving Credit Note dated August 11, 1999, to which this Note Endorsement is attached (the "Note"), in the principal amount of $5,468,750.00 payable by CELADON GROUP, INC., a Delaware corporation, and CELADON TRUCKING SERVICES, INC., a New Jersey corporation (each a "Borrower," collectively the "Borrowers"), in favor of NATIONAL BANK OF CANADA (the "Lender"), is hereby amended as follows:

     1. The amount "$5,468,750.00" in the upper left corner of the Note is hereby deleted and replaced with the amount "$5,781,250.00" in lieu thereof.

     2. The phrase "FIVE MILLION FOUR HUNDRED SIXTY EIGHT THOUSAND SEVEN HUNDRED FIFTY DOLLARS ($5,468,750.00)" in the first paragraph of the Note is hereby deleted and replaced with "FIVE MILLION SEVEN HUNDRED EIGHTY ONE THOUSAND TWO HUNDRED FIFTY DOLLARS ($5,781,250.00)" in lieu thereof.

     3. Effective on the Override Termination Date, as defined in Section 2 of the Fourth Amendment and Override Agreement, dated as of September 6, 2000, the amendments described in Sections 1 and 2 hereof shall automatically be terminated and the Note shall automatically be amended back to the terms applicable thereto immediately prior to giving effect to this Note Endorsement.

     Except as expressly amended hereby, the Note remains in full force and effect, and nothing in this Endorsement shall be deemed to relieve the Borrowers from liability under the Note. The Borrowers authorize the Lender to insert the following legend on the face of the Note: "This Note has been amended pursuant to the Note Endorsement hereto dated September 6, 2000." The Lender agrees to attach this Note Endorsement to the Note.


                               [SIGNATURES FOLLOW]

                                            CELADON GROUP, INC.


                                            By: /s/Michael Dunlap
                                                -----------------
                                                Name:  Michael Dunlap
                                                Title: Vice President


                                            CELADON TRUCKING SERVICES, INC.


                                            By: /s/Michael Dunlap
                                                -----------------
                                                Name:  Michael Dunlap
                                                Title: Vice President


Acknowledged and Accepted:

NATIONAL BANK OF CANADA

By:  /s/James J. Fricke
     ------------------
     Name:  James J. Fricke
     Title: Vice President

                                NOTE ENDORSEMENT


                                                              New York, New York
                                                               September 6, 2000


     The Revolving Credit Note dated August 11, 1999, to which this Note Endorsement is attached (the "Note"), in the principal amount of $5,468,750.00 payable by CELADON GROUP, INC., a Delaware corporation, and CELADON TRUCKING SERVICES, INC., a New Jersey corporation (each a "Borrower," collectively the "Borrowers"), in favor of UNION PLANTERS BANK, N.A. (the "Lender"), is hereby amended as follows:

     1. The amount "$5,468,750.00" in the upper left corner of the Note is hereby deleted and replaced with the amount "$5,781,250.00" in lieu thereof.

     2. The phrase "FIVE MILLION FOUR HUNDRED SIXTY EIGHT THOUSAND SEVEN HUNDRED FIFTY DOLLARS ($5,468,750.00)" in the first paragraph of the Note is hereby deleted and replaced with "FIVE MILLION SEVEN HUNDRED EIGHTY ONE THOUSAND TWO HUNDRED FIFTY DOLLARS ($5,781,250.00)" in lieu thereof.

     3. Effective on the Override Termination Date, as defined in Section 2 of the Fourth Amendment and Override Agreement, dated as of September 6, 2000, the amendments described in Sections 1 and 2 hereof shall automatically be terminated and the Note shall automatically be amended back to the terms applicable thereto immediately prior to giving effect to this Note Endorsement.

     Except as expressly amended hereby, the Note remains in full force and effect, and nothing in this Endorsement shall be deemed to relieve the Borrowers from liability under the Note. The Borrowers authorize the Lender to insert the following legend on the face of the Note: "This Note has been amended pursuant to the Note Endorsement hereto dated September 6, 2000." The Lender agrees to attach this Note Endorsement to the Note.


                               [SIGNATURES FOLLOW]

                                            CELADON GROUP, INC.


                                            By: /s/Michael Dunlap
                                                -----------------
                                                Name:  Michael Dunlap
                                                Title: Vice President


                                            CELADON TRUCKING SERVICES, INC.


                                            By: /s/Michael Dunlap
                                                -----------------
                                                Name:  Michael Dunlap
                                                Title: Vice President


Acknowledged and Accepted:

UNION PLANTERS BANK, N.A.

By:  /s/David W. O'Neal
     ------------------
     Name:  David W. O'Neal
     Title: Vice President

                                NOTE ENDORSEMENT


                                                              New York, New York
                                                               September 6, 2000


     The Revolving Credit Note dated August 11, 1999, to which this Note Endorsement is attached (the "Note"), in the principal amount of $4,101,562.50 payable by CELADON GROUP, INC., a Delaware corporation, and CELADON TRUCKING SERVICES, INC., a New Jersey corporation (each a "Borrower," collectively the "Borrowers"), in favor of THE NORTHERN TRUST COMPANY (the "Lender"), is hereby amended as follows:

     1. The amount "$4,101,562.50" in the upper left corner of the Note is hereby deleted and replaced with the amount "$4,335,937.50" in lieu thereof.

     2. The phrase "FOUR MILLION ONE HUNDRED ONE THOUSAND FIVE HUNDRED SIXTY TWO AND 50/100 DOLLARS ($4,101,562.50)" in the first paragraph of the Note is hereby deleted and replaced with "FOUR MILLION THREE HUNDRED THIRTY FIVE THOUSAND NINE HUNDRED THIRTY SEVEN AND 50/100 DOLLARS ($4,335,937.50)" in lieu thereof.

     3. Effective on the Override Termination Date, as defined in Section 2 of the Fourth Amendment and Override Agreement, dated as of September 6, 2000, the amendments described in Sections 1 and 2 hereof shall automatically be terminated and the Note shall automatically be amended back to the terms applicable thereto immediately prior to giving effect to this Note Endorsement.

     Except as expressly amended hereby, the Note remains in full force and effect, and nothing in this Endorsement shall be deemed to relieve the Borrowers from liability under the Note. The Borrowers authorize the Lender to insert the following legend on the face of the Note: "This Note has been amended pursuant to the Note Endorsement hereto dated September 6, 2000." The Lender agrees to attach this Note Endorsement to the Note.


                               [SIGNATURES FOLLOW]

                                            CELADON GROUP, INC.


                                            By: /s/Michael Dunlap
                                                -----------------
                                                Name:  Michael Dunlap
                                                Title: Vice President


                                            CELADON TRUCKING SERVICES, INC.


                                            By: /s/Michael Dunlap
                                                -----------------
                                                Name:  Michael Dunlap
                                                Title: Vice President


Acknowledged and Accepted:

THE NORTHERN TRUST COMPANY

By:  /s/Candelario Martinez
     ----------------------
     Name:  Candelario Martinez
     Title: Vice President

                                NOTE ENDORSEMENT


                                                              New York, New York
                                                               September 6, 2000


     The Revolving Credit Note dated August 11, 1999, to which this Note Endorsement is attached (the "Note"), in the principal amount of $2,734,375.00 payable by CELADON GROUP, INC., a Delaware corporation, and CELADON TRUCKING SERVICES, INC., a New Jersey corporation (each a "Borrower," collectively the "Borrowers"), in favor of FIFTH THIRD BANK, INDIANA (the "Lender"), is hereby amended as follows:

     1. The amount "$2,734,375.00" in the upper left corner of the Note is hereby deleted and replaced with the amount "$2,890,625.00" in lieu thereof.

     2. The phrase "TWO MILLION SEVEN HUNDRED THIRTY FOUR THOUSAND THREE HUNDRED SEVENTY FIVE DOLLARS ($2,734,375.00)" in the first paragraph of the Note is hereby deleted and replaced with "TWO MILLION EIGHT HUNDRED NINETY THOUSAND SIX HUNDRED TWENTY FIVE DOLLARS ($2,890,625.00)" in lieu thereof.

     3. Effective on the Override Termination Date, as defined in Section 2 of the Fourth Amendment and Override Agreement, dated as of September 6, 2000, the amendments described in Sections 1 and 2 hereof shall automatically be terminated and the Note shall automatically be amended back to the terms applicable thereto immediately prior to giving effect to this Note Endorsement.

     Except as expressly amended hereby, the Note remains in full force and effect, and nothing in this Endorsement shall be deemed to relieve the Borrowers from liability under the Note. The Borrowers authorize the Lender to insert the following legend on the face of the Note: "This Note has been amended pursuant to the Note Endorsement hereto dated September 6, 2000." The Lender agrees to attach this Note Endorsement to the Note.


                               [SIGNATURES FOLLOW]

                                            CELADON GROUP, INC.


                                            By: /s/Michael Dunlap
                                                -----------------
                                                Name:  Michael Dunlap
                                                Title: Vice President


                                            CELADON TRUCKING SERVICES, INC.


                                            By: /s/Michael Dunlap
                                                -----------------
                                                Name:  Michael Dunlap
                                                Title: Vice President


Acknowledged and Accepted:

FIFTH THIRD BANK, INDIANA

By:  /s/Thomas C. Witt
     -----------------
     Name:  Thomas C. Witt
     Title: Vice President